Exhibit 10.9

URBAN EDGE PROPERTIES 2015 OMNIBUS SHARE PLAN
NON-EMPLOYEE TRUSTEE RESTRICTED LTIP UNIT AGREEMENT

RESTRICTED LTIP UNIT AGREEMENT (the “Agreement” or “Restricted LTIP Unit Agreement”) made as of the date set forth on Schedule A hereto between URBAN EDGE PROPERTIES, a Maryland real estate investment trust (the “Company”), its subsidiary Urban Edge Properties LP, a Delaware limited partnership (the “Partnership”), and the trustee of the Company or one of its affiliates listed on Schedule A (the “Grantee”).

RECITALS

A.                                    In accordance with the Urban Edge Properties 2015 Omnibus Share Plan, as it may be amended from time to time (the “Plan”), the Company desires, in connection with the service of the Grantee to the Company, to provide the Grantee with an opportunity to acquire LTIP Units (as defined in the agreement of limited partnership of the Partnership, as amended (the “Partnership Agreement”)) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, in the Plan and in the Partnership Agreement, and thereby provide additional incentive for the Grantee to promote the progress and success of the business of the Company, the Partnership and its subsidiaries.

B.                                    Schedule A hereto sets forth certain significant details of the LTIP Unit grant provided for herein and is incorporated herein by reference.  Capitalized terms used herein and not otherwise defined have the meanings provided on Schedule A.

NOW, THEREFORE, the Company, the Partnership and the Grantee hereby agree as follows:

AGREEMENT

1.                                      Grant of Restricted LTIP Units.  On the terms and conditions set forth below, as well as the terms and conditions of the Plan, the Company hereby grants to the Grantee such number of LTIP Units as is set forth on Schedule A (the “Restricted LTIP Units”).

2.                                      Vesting.  The Restricted LTIP Units will vest immediately upon grant, but be subject to such transfer restrictions as may be provided for under Section 4 or on Schedule A.

3.                                      Certificates.  Restricted LTIP Units may or may not be certificated, at the option of the Company.

4.                                      Transfer Restrictions.  None of the LTIP Units shall be sold, assigned, transferred, pledged or otherwise disposed of or encumbered (whether voluntarily or involuntarily or by judgment, levy, attachment, garnishment or other legal or equitable proceeding) (each such action, a “Transfer”), or redeemed in accordance with the Partnership Agreement, unless (i) such Transfer is in compliance with all applicable securities laws (including, without limitation, the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) or an applicable exemption therefrom, including, without limitation, the exemption provided by Rule 144 promulgated thereunder or any successor rule), and (ii) such Transfer is in accordance with the applicable terms and conditions of the Partnership Agreement.  In addition to the foregoing, unless otherwise provided on Schedule A, the Grantee hereby agrees that he or she will not, without the prior written consent of the Board of Trustees (the “Board”) of the Company (which consent may be withheld in its sole discretion), directly or indirectly convert, sell, offer, contract or grant an option to sell, loan, pledge or otherwise Transfer any of the LTIP Units hereunder granted during the period of time beginning with the Grant Date and ending on the first business date following the date that the Grantee ceases to be a trustee of the Company.  Any attempted Transfer of LTIP Units not in accordance with the terms and conditions of this Section 4 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any LTIP Units as a result of any such Transfer, and shall otherwise refuse to recognize any such Transfer.

The restrictions on Transfer provided for in this Section will also apply to shares of the Company’s common shares of beneficial interest, par value $0.01 per share, received upon redemption of or in exchange for LTIP Units or Class A Units of the Partnership into which LTIP Units may have been converted.

5.                                      Tax Withholding.  The Company has the right to withhold and/or to delay delivery of Restricted LTIP Units until appropriate arrangements have been made for payment of applicable withholding or other applicable taxes due at the time the applicable portion of Restricted LTIP Units becomes includible in the Grantee’s taxable income (the “Withholding Amount”).  In the alternative, the Company has the right to retain and cancel, or sell or otherwise dispose of, such number of Restricted LTIP Units as have a market value (determined on the applicable date) approximately equal to the Withholding Amount, with any excess proceeds being paid to Grantee.

6.                                      Certain Adjustments.  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, significant repurchases of stock, or other similar change in the capital structure of the Company, or any extraordinary dividend or other distribution to holders of Common Shares or Class A Units other than regular cash dividends shall occur, or (iii) any other event shall occur that in each case in the good faith judgment of the Compensation Committee of the Board (the “Committee”) necessitates action by way of appropriate equitable adjustment in the terms of this Restricted LTIP Unit Agreement, the Plan or the LTIP Units, then the Committee shall take such action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement and the terms of the LTIP Units prior to such event, including, without limitation:  (A) adjustments in the LTIP Units; and (B) substitution of other awards under the Plan or otherwise.

7.                                      Notice.  Any notice to be given to the Company shall be addressed to the Secretary of the Company at 888 Seventh Avenue, New York, New York 10019, and any notice to be given the Grantee shall be addressed to the Grantee at the Grantee’s address as it appears in the records of the Company, or at such other address as the Company or the Grantee may hereafter designate in writing to the other.

8.                                      Governing Law.  This Restricted LTIP Unit Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without references to principles of conflict of laws.

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9.                                      Successors and Assigns.  This Restricted LTIP Unit Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the Company and any successors to the Grantee by will or the laws of descent and distribution, but this Restricted LTIP Unit Agreement shall not otherwise be assignable or otherwise subject to hypothecation by the Grantee.

10.                               Severability.  If, for any reason, any provision of this Restricted LTIP Unit Agreement is held invalid, such invalidity shall not affect any other provision of this Restricted LTIP Unit Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect.  If any provision of this Restricted LTIP Unit Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Restricted LTIP Unit Agreement, shall to the full extent consistent with law continue in full force and effect.

11.                               Headings.  The headings of paragraphs hereof are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Restricted LTIP Unit Agreement.

12.                               Counterparts.  This Restricted LTIP Unit Agreement may be executed in multiple counterparts with the same effect as if each of the signing parties had signed the same document.  All counterparts shall be construed together and constitute the same instrument.

13.                               Miscellaneous.  This Restricted LTIP Unit Agreement may not be amended except in writing signed by the Company, the Partnership and the Grantee.  Notwithstanding the foregoing, this Restricted LTIP Unit Agreement may be amended in writing signed only by the Company to:  (a) correct any errors or ambiguities in this Restricted LTIP Unit Agreement; and/or (b) to make such changes that do not materially adversely affect the Grantee’s rights hereunder.  This grant shall in no way affect the Grantee’s participation or benefits under any other plan or benefit program maintained or provided by the Company.  In the event of a conflict between this Restricted LTIP Unit Agreement and the Plan, the Plan shall govern.

14.                               Status as a Partner.  As of the Grant Date, the Grantee shall be admitted as a partner of the Partnership (unless previously admitted) with beneficial ownership of the number of LTIP Units issued to the Grantee as of such date pursuant to this Restricted LTIP Unit Agreement by:  (A) signing and delivering to the Partnership a copy of this Agreement; and (B) signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A) if not previously done.

15.                               Status of LTIP Units under the Plan.  The LTIP Units are both issued as equity securities of the Partnership and granted as awards under the Plan.  The Company will have the right at its option, as set forth in the Partnership Agreement, to issue Common Shares in exchange for Class A Units into which LTIP Units may have been converted pursuant to the Partnership Agreement, subject to certain limitations set forth in the Partnership Agreement, and such Common Shares, if issued, will be issued under the Plan.  The Grantee must be eligible to receive the LTIP Units in compliance with applicable federal and state securities laws and to that effect is required to complete, execute and deliver certain covenants, representations and warranties (attached as

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Exhibit B).  The Grantee acknowledges that the Grantee will have no right to approve or disapprove such determination by the Company.

16.                               Investment Representations; Registration.  The Grantee hereby makes the covenants, representations and warranties as set forth on Exhibit B attached hereto.  All of such covenants, warranties and representations shall survive the execution and delivery of this Restricted LTIP Unit Agreement by the Grantee.  The Partnership will have no obligation to register under the Securities Act any LTIP Units or any other securities issued pursuant to this Restricted LTIP Unit Agreement or upon conversion or exchange of LTIP Units.

17.                               Section 83(b) Election.  In connection with this Restricted LTIP Unit Agreement, the Grantee hereby agrees to make an election to include in gross income in the year of transfer the applicable LTIP Units pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, substantially in the form attached hereto as Exhibit C and to supply the necessary information in accordance with the regulations promulgated thereunder.

18.                               Acknowledgement.  The Grantee hereby acknowledges and agrees that this Restricted LTIP Unit Agreement and the LTIP Units issued hereunder shall constitute satisfaction in full of all obligations of the Company and the Partnership, if any, to grant to the Grantee LTIP Units pursuant to the terms of any agreement with the Company and/or the Partnership.

[signature page follows]

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IN WITNESS WHEREOF, this Restricted LTIP Unit Agreement has been executed by the parties hereto as of the date and year first above written or referenced.

URBAN EDGE PROPERTIES

(Registrant)

By:
Name:
Title:

URBAN EDGE PROPERTIES LP

By:	Urban Edge Properties, its general partner
Name:
Title:

GRANTEE

Name:

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EXHIBIT A

(to be executed if party has not previously received LTIPs and been admitted as an LP)

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee, desiring to become one of the within named Limited Partners of Urban Edge Properties LP, hereby accepts all of the terms and conditions of (including, without limitation, the provisions related to powers of attorney), and becomes a party to, the Limited Partnership Agreement, dated as of January 14, 2014, of Urban Edge Properties LP, as amended (the “Partnership Agreement”).  The Grantee agrees that this signature page may be attached to any counterpart of the Partnership Agreement and further agrees as follows (where the term “Limited Partner” refers to the Grantee):  Capitalized terms used but not defined herein have the meaning ascribed thereto in the Partnership Agreement.

1.                                      The Limited Partner hereby confirms that it has reviewed the terms of the Partnership Agreement and affirms and agrees that it is bound by each of the terms and conditions of the Partnership Agreement, including, without limitation, the provisions thereof relating to limitations and restrictions on the transfer of Partnership Units.

2.                                      The Limited Partner hereby confirms that it is acquiring the Partnership Units for its own account as principal, for investment and not with a view to resale or distribution, and that the Partnership Units may not be transferred or otherwise disposed of by the Limited Partner otherwise than in a transaction pursuant to a registration statement filed by the Partnership (which it has no obligation to file) or that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state and foreign securities laws, and the General Partner may refuse to transfer any Partnership Units as to which evidence of such registration or exemption from registration satisfactory to the General Partner is not provided to it, which evidence may include the requirement of a legal opinion regarding the exemption from such registration.  If the General Partner delivers to the Limited Partner Common Shares of beneficial interest of the General Partner (“Common Shares”) upon redemption of any Partnership Units, the Common Shares will be acquired for the Limited Partner’s own account as principal, for investment and not with a view to resale or distribution, and the Common Shares may not be transferred or otherwise disposed of by the Limited Partner otherwise than in a transaction pursuant to a registration statement filed by the General Partner with respect to such Common Shares (which it has no obligation under the Partnership Agreement to file) or that is exempt from the registration requirements of the Securities Act and all applicable state and foreign securities laws, and the General Partner may refuse to transfer any Common Shares as to which evidence of such registration or exemption from such registration satisfactory to the General Partner is not provided to it, which evidence may include the requirement of a legal opinion regarding the exemption from such registration.

3.                                      The Limited Partner hereby affirms that it has appointed the General Partner, any Liquidator and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with Section 2.4 of the Partnership Agreement, which section is hereby incorporated by reference.  The foregoing power of attorney is hereby declared to be

Exhibit A-1

irrevocable and a power coupled with an interest, and it shall survive and not be affected by the death, incompetency, dissolution, disability, incapacity, bankruptcy or termination of the Limited Partner and shall extend to the Limited Partner’s heirs, executors, administrators, legal representatives, successors and assigns.

4.                                      The Limited Partner hereby confirms that, notwithstanding any provisions of the Partnership Agreement to the contrary, the LTIP Units shall not be redeemable by the Limited Partner pursuant to Section 8.6 of the Partnership Agreement.

5.                                      (a)  The Limited Partner hereby irrevocably consents in advance to any amendment to the Partnership Agreement, as may be recommended by the General Partner, intended to avoid the Partnership being treated as a publicly-traded partnership within the meaning of Section 7704 of the Internal Revenue Code, including, without limitation, (x) any amendment to the provisions of Section 8.6 of the Partnership Agreement intended to increase the waiting period between the delivery of a Notice of Redemption and the Specified Redemption Date and/or the Valuation Date to up to sixty (60) days or (y) any other amendment to the Partnership Agreement intended to make the redemption and transfer provisions, with respect to certain redemptions and transfers, more similar to the provisions described in Treasury Regulations Section 1.7704-1(f).

(b)                                 The Limited Partner hereby appoints the General Partner, any Liquidator and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to execute and deliver any amendment referred to in the foregoing paragraph 5(a) on the Limited Partner’s behalf.  The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the death, incompetency, dissolution, disability, incapacity, bankruptcy or termination of the Limited Partner and shall extend to the Limited Partner’s heirs, executors, administrators, legal representatives, successors and assigns.

6.                                      The Limited Partner agrees that it will not transfer any interest in the Partnership Units (x) through (i) a national, non-U.S., regional, local or other securities exchange, (ii) PORTAL or (iii) an over-the-counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (y) to or through (a) a person, such as a broker or dealer, that makes a market in, or regularly quotes prices for, interests in the Partnership or (b) a person that regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to any interests in the Partnership and stands ready to effect transactions at the quoted prices for itself or on behalf of others.

7.                                      The Limited Partner acknowledges that the General Partner shall be a third-party beneficiary of the representations, covenants and agreements set forth in Sections 4 and 6 hereof.  The Limited Partner agrees that it will transfer, whether by assignment or otherwise, Partnership Units only to the General Partner or to transferees that provide the Partnership and the General Partner with the representations and covenants set forth in Sections 4 and 6 hereof.

8.                                      This acceptance shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Exhibit A-2

Signature Line for Limited Partner:

Name:
Date:	, 20
Address of Limited Partner:

Exhibit A-3

EXHIBIT B

GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES

The Grantee hereby represents, warrants and covenants as follows:

(a)                                 The Grantee has received and had an opportunity to review the following documents (the “Background Documents”): ^

(i)                                     The Company’s latest Annual Report to Shareholders;

(ii)                                  The Company’s Proxy Statement for its most recent Annual Meeting of Shareholders;

(iii)                               The Company’s and the Partnership’s Reports on Form 10-K for the fiscal year most recently ended;

(iv)                              The Company’s and the Partnership’s Form 10-Q, if any, for the most recently ended quarter filed by the Company or the Partnership with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iii) above;

(v)                                 Each of the Company’s and the Partnership’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company or the Partnership;

(vi)                              The Plan; and

(vii)                           The Partnership Agreement.

The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Grantee as a holder of LTIP Units shall not constitute an offer of LTIP Units until such determination of suitability shall be made.

(b)                                 The Grantee hereby represents and warrants that:

(i)                                     The Grantee either (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him with respect to the grant to him of LTIP Units, the potential conversion of LTIP Units into Class A Units of the Partnership (“Common Units”) and the potential redemption of such Common Units for the Company’s Common Shares (“REIT Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his own interest or has engaged representatives or advisors to assist him in protecting his interests, and (III) is capable of bearing the economic risk of such investment.

Exhibit B-1

(ii)                                  The Grantee understands that (A) the Grantee is responsible for consulting his own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides services to the Company or the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this award of LTIP Units; and (D) an investment in the Partnership and/or the Company involves substantial risks.  The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents).  The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee.  The Grantee confirms that all documents, records, and books pertaining to his receipt of LTIP Units, which were requested by the Grantee have been made available or delivered to the Grantee.  The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units.  The Grantee has relied upon, and is making its decision solely upon, the Background Documents and other written information provided to the Grantee by the Partnership or the Company.

(iii)                               The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his LTIP Units, Common Units or REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his assets being at all times within his control.

(iv)                              The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public

Exhibit B-2

market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except that, upon the redemption of the Common Units for REIT Shares, the Company may issue such REIT Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such REIT Shares under the Plan at the time of such issuance, (II) the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and (III) such Form S-8 is effective at the time of the issuance of such REIT Shares.  The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement or this Agreement, the Grantee may have to bear the economic risk of his ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

(v)                                 The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.

(vi)                              No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in paragraph (a) above.

(c)                                  So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.

(d)                                 The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Exhibit C.  The Grantee agrees to file the election (or to permit the Partnership to file such election on the Grantee’s behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(e)                                  The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

Exhibit B-3

EXHIBIT C

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B) OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.                                      The name, address and taxpayer identification number of the undersigned are:

Name: (the “Taxpayer”)

Address:

Social Security No./Taxpayer Identification No.:

2.                                      Description of property with respect to which the election is being made:

The election is being made with respect to LTIP Units in Urban Edge Properties LP (the “Partnership”).

3.                                      The date on which the LTIP Units were transferred is             , 20 . The taxable year to which this election relates is calendar year 20  .

4.                                      Nature of restrictions to which the LTIP Units are subject:  With limited exceptions, until the Taxpayer ceases to be a trustee of Urban Edge Properties, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

5.                                      The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

6.                                      The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7.                                      A copy of this statement has been furnished to the Partnership and Urban Edge Properties.

Dated:

Name:

Exhibit C-1

SCHEDULE A TO RESTRICTED LTIP UNIT AGREEMENT

(Terms being defined are in quotation marks.)

Date of Restricted LTIP Unit Agreement:	As of:

Name of Grantee:

Number of LTIP Units Subject to Grant:

“Grant Date”:

Additional Matters:

Initials of Company representative:

Initials of Grantee:

A-1